EXHIBIT 10.33

                                          GUARANTY AND SECURITY AGREEMENT

     GUARANTY AND SECURITY AGREEMENT (this "Agreement") made this 28th day of February, 2002, by and between PAT FRANCHISE SYSTEMS, INC., a Delaware corporation, having an office at 5 Dakota Drive, Suite 303, Lake Success, New York 11042 (the "Guarantor"), and DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Delaware corporation having an office at 101 Larkspur Circle, Larkspur California 94939 (the "Secured Party");

                                               W I T N E S S E T H:

     WHEREAS, PAT Services, Inc., a Delaware corporation ("PAT Services"), MIE Hospitality Inc. ("MIE") and Arthur Treacher's, Inc. ("ATI", PAT Services, MIE and ATI are sometimes collectively referred to herein as the "Debtors") have executed and delivered an Amended and Restated Senior Secured Promissory Note of even date herewith (the "Note") in favor of the Secured Party; and

     WHEREAS, the Guarantor has entered into a Purchase Agreement with ATI of even date herewith (the "Purchase Agreement") pursuant to which, among other things, the Guarantor has agreed to enter execute and deliver this Guaranty and Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Secured Party and the Guarantor agree as follows:






1.Guaranty.

     The Guarantor irrevocably and unconditionally guarantees to the Secured Party, payment when due, whether by acceleration or otherwise, of the Note, together with all interest thereon. This is an absolute, unconditional, present and continuing guaranty of payment, regardless of the validity, regularity or enforceability of the Note. The Guarantor agrees that the Secured Party may proceed directly against the Guarantor under this Guaranty when first instituting legal or other proceedings against Debtors.

     The obligations of Guarantor with respect to the guarantee of the principal amount of the Note and all accrued interest thereon shall not be reduced until the Debtors have fully satisfied their obligations under the Note owed by Debtors to the Secured Party and its assigns. Any payment to Secured Party on account of the Note shall be deemed to be made on behalf of Guarantor and the amount of this Guaranty shall be reduced by the amount of such payment.

     Guarantor consents that the Note or the liability of any other guarantor, surety, indemnitor, indorser, or any other party for or upon the Note may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by the Secured Party, all without any notice to, or further assent by, or any reservation of rights against, Guarantor and without in any way effecting or releasing the liability of Guarantor hereunder. The Secured Party shall not be liable for failure to collect or realize upon the Note, or any part thereof, for any delay in so doing, nor shall Secured Party be under any obligation to take any action whatsoever with regard thereto.

     No executory agreement and no course of dealing between any Debtor and Secured Party or Guarantor shall be effective to terminate, change or modify this Guaranty in whole or in part; nor shall any waiver of any rights or powers of the Secured Party, or consent by the Secured Party, be valid or effective unless in writing and signed by Secured Party.


2.Security Interest.


     To secure the due payment and performance of all indebtedness and other liabilities and obligations of PAT Services, ATI and MIE to the Secured Party under the Note, arising out of or in any way connected with the Note, including, without limitation, any future advances, and the obligations of the Guarantor under this Agreement (all hereinafter referred to collectively as the "Secured Obligations"), the Guarantor hereby assigns, pledges, hypothecates, transfers and sets over to the Secured Party and grants to the Secured Party, a first lien upon and security interest in the assets of the Guarantor listed on Schedule I annexed hereto and made a part hereof (all hereinafter referred to as the "Collateral"), subject to the liens identified on Schedule II annexed hereto and made a part hereof (the "Liens"). The Guarantor represents and warrants that the Collateral represents all of the assets of the Guarantor, Pudgies Franchise Corp. and Arthur Treacher's Franchise Systems, Inc. as of the date hereof (except for the capital stock of Pudgies Franchise Corp. and Arthur Treacher's Franchise Systems, Inc. owned by Guarantor).

3.Guarantor's Title; Liens and Encumbrances.

     The Guarantor represents and warrants that the Guarantor is, or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good title thereto, free from any and all liens, security interests, encumbrances and claims except for liens granted pursuant hereto and the Liens. The Guarantor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Agreement or the Liens, and the Guarantor will promptly notify the Secured Party of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend against any such claim, lien, security interest or other encumbrance.

4.Perfection of Security Interest.

     The Guarantor hereby authorizes the Secured Party to take all action (including, without limitation, the filing of any Uniform Commercial Code Financing Statements or amendments thereto without the signature of the Guarantor) which the Secured Party may reasonably deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Agreement.


5.General Covenants.

                  The Guarantor shall:

     a) furnish the Secured Party from time to time at the Secured Party's request written statements and schedules further identifying and describing the Collateral in such detail as the Secured Party may reasonably require;

     b) advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein;

     c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Guarantor's business, provided that the Guarantor may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Guarantor's reasonable judgment, adversely affect its rights or the priority of the Secured Party's security interest in the Collateral; and

     d) promptly execute and deliver to the Secured Party such further assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral or otherwise to effectuate the intent of this Agreement and the Note.


6.Collections.

     In the event of the occurrence of any Default, the Guarantor will immediately upon receipt of all checks, drafts, cash or other remittances in payment of any of its accounts, accounts receivable, contract rights or general intangibles constituting part of the Collateral, or in payment for any Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, accounts receivable, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred or otherwise disposed of, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party, such items to be delivered to the Secured Party in the same form received, endorsed or otherwise assigned by the Guarantor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Guarantor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto. All such remittances shall be applied and credited by the Secured Party first to satisfaction of the Secured Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to the Guarantor.


7.Rights and Remedies on Default.

     For purposes of this Agreement, the term "Default" shall mean the occurrence of an Event of Default under the Note. Upon a Default, the Secured Party shall give written notice to the Guarantor, and if such Event of Default is capable of being cured, allow the Guarantor 10 days to cure such Event of Default. In the event of the occurrence of any Default, the Secured Party shall, after giving written notice to the Guarantor and the Guarantor has failed to cure such Event of Default, as to any or all of the Collateral, by any available judicial procedure, or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Guarantor agrees that in the event of any occurrence of a Default, the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Secured Party shall have the right, at its option, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Secured Party's request, the Guarantor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Guarantor's premises or elsewhere, and make available to the Secured Party, without rent, all of the Guarantor's premises and facilities for the purpose of the Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Secured Party, and then to satisfaction of the Secured Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall account to the Guarantor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Guarantor will be liable for the deficiency, together with interest thereon, to the extent permitted by applicable law, at the rate, if any, prescribed in the Note, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Guarantor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, except for such claims, damages and demands premised on the gross negligence or willful malfeasance of the Secured Party.

8.Notification to Account Debtors and Other Obligors.

     In the event of the occurrence of any Default, the Guarantor shall, at the request of the Secured Party, notify account debtors on accounts, accounts receivable, chattel papers and general intangibles of the Guarantor and obligors on instruments for which the Guarantor is an obligee, of the security interest of the Secured Party in any account, account receivable, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if a Default shall have occurred, without notice to or demand upon the Guarantor, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Guarantor shall hold any proceeds of collection of accounts, accounts receivable, chattel paper, general intangibles and instruments received by the Guarantor as trustee for the Secured Party without commingling the same with other funds of the Guarantor and shall promptly turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, accounts receivable, chattel paper, general intangibles and instruments received by the Secured Party to the Secured Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

9.Costs and Expenses.

     Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Secured Party, in connection with the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and the Secured Party's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Agreement relates, shall be borne and paid by the Guarantor on demand by the Secured Party and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the rate prescribed in the Notes and shall be secured by the Collateral.

10.Power of Attorney.

     Upon the occurrence of a Default, the Guarantor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as the Guarantor's true and lawful attorney-in-fact coupled with an interest, with power, in its own name or in the name of Debtor, upon the occurrence of a Default to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; to sign and endorse any invoice, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and, generally, to do, at the Secured Party's option and at the Guarantor's expense, at any time, or from time to time, all acts and things which the Secured Party deems reasonably necessary to protect, preserve and realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement and of the Notes all as fully and effectually as the Guarantor might or could do; and the Guarantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Secured Obligations shall be outstanding.

11.Notices.

     Any notice required hereunder shall be deemed duly given on the day delivered by hand or by recognized overnight courier, or on the earlier of actual receipt by the recipient or four (4) days after deposited in mail, if deposited in the mails, postage prepaid and sent by certified or registered mail, return receipt requested, addressed as follows:


a)If to the Guarantor:

                                            PAT Franchise Systems, Inc.
                                            5 Dakota Drive
                                            Suite 303
                                            Lake Success, New York 11042
                                            Attn:  President

                                            With a copy to:

                                            Steven Wolosky, Esq.
                              Olshan, Grundmen, Frome, Rosenweig & Wolosky, LLP
                                            505 Park Avenue
                                            New York, New York 10022


b)If to the Secured Party:

                                    Digital Creative Development Corporation
                                            101 Larkspur Circle
                                            Larkspur California 94939

                                            With a copy to:
                                            Steven Schuster, Esq.
                                            McLaughlin & Stern, LLP
                                            260 Madison Avenue
                                            New York, New York 10016



     or at such other address as shall have been specified by such party by notice given in the same manner.


12.  Other Security.

     To the extent that the Secured Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or pledge of any other property of any other person, firm, corporation or other entity, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

13.Miscellaneous.


     a)Beyond the safe custody thereof, the Secured Party shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.


     b)No course of dealing between the Guarantor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise or any other right, power or privilege.


     c)All of the Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.


     d)The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision of this Agreement in any other jurisdiction.


     e)This Agreement is subject to modification only by a writing signed by both parties. This Agreement may be signed in any number of counterparts each of which shall be deemed to constitute an original and shall become effective when each party has delivered manually executed counterparts to the other party hereto.


     f)The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the rights and obligations of the Guarantor under this Agreement shall not be assigned or delegated without the prior written consent of the Secured Party, and any purported assignment or delegation without such consent shall be void.



     g)Governing Law; Jurisdiction. (i) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE
INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. (ii) EACH PARTY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY COURT OF THE STATE OF NEW YORK. EACH PARTY, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND
IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. EACH PARTY AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 11 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THIS AGREEMENT, EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.


14.Term of Agreement.

     The term of this Agreement shall commence on the date hereof and this Agreement shall continue in full force and effect, and be binding upon the Guarantor, until all of the Secured Obligations have been fully paid and performed and such payment, whereupon this Agreement shall terminate.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                         PAT FRANCHISE SYSTEMS, INC.


                                         By:_______________________________
                                            Name:
                                            Title:


                                         DIGITAL CREATIVE DEVELOPMENT
                                         CORPORATION, a Delaware corporation


                                         By:_______________________________
                                            Name:
                                            Title: